Exhibit 10.38.5.1
Execution Copy
TERMINATION
               This Termination (this “Termination”) of (I) the Master Repurchase Agreement, dated as of June 22, 2006 (the “Master Repurchase Agreement”) by and among Autobahn Funding Company, LLC, and Deutsche Zentral-Genossenschaftsbank Frankfurt AM Main — New York Branch (together, the “Buyer”), and Hanover Capital Mortgage Holdings, Inc., HDMF-I LLC, HDMF-II LLC and HDMF II Realty Corp., (individually and together, the “Seller”), and (II) the Custodial Agreement, dated as of June 22, 2006 (the “Custodial Agreement”), by and among the Buyer, the Seller and U.S. Bank National Association (the “Custodian”), is made and is effective as of the 31st day of March 2008.
               For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein contained, the parties hereto hereby agree as follows:
     SECTION 1.      Defined Terms. Any capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.
     SECTION 2.      Termination.
     (a)      Notwithstanding any provision to the contrary contained in the Master Repurchase Agreement, the Master Repurchase Agreement and the Facility established thereunder, by voluntary and mutual agreement of the parties hereto, shall terminate on March 31, 2008 with no further force or effect; provided, that, in accordance with Section 20 of the Master Repurchase Agreement, solely those obligations of the Seller pursuant to Section 14 of the Master Repurchase Agreement shall survive the termination thereof, but Seller shall have no other obligations pursuant to Section 20 including, but not limited to, any obligation to pay any Make- Whole Fee, or other such fee.
     (b)      Notwithstanding any provision to the contrary contained in the Custodial Agreement, the Custodial Agreement, by voluntary and mutual agreement of the parties hereto, shall terminate on March 31, 2008 with no further force or effect.
     SECTION 3.      Fees and Expenses. The Seller covenants to pay as and when billed by the Buyer all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the Master Repurchase Agreement including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Buyer, including but not limited to an amount equal to $83,333.33 representing the Non-Use Fee accrued through March 31, 2008 and an amount equal to $3,412.50, representing the legal fees of Dewey & LeBoeuf LLP, and (ii) all reasonable fees and expenses of the Custodian and its counsel, including but not limited to, the Custodian’s outstanding fees in the amount of $2,500, relating to the month of March 2008.
     SECTION 4.      Releases.
     (A)      The Buyer does hereby release to the Seller, without recourse, any and all right, title and interest of the Buyer in and to the Purchased Items and the Purchased Assets. In addition, the Buyer hereby authorizes the Seller to terminate any UCC Financing Statements filed with respect to the Purchased Items and the Purchased Assets in accordance with the Master Repurchase Agreement.
     (B)      The Seller and its present and former officers, employees, directors, managers, principals, affiliates and agents and their respective heirs, executors, successors and assigns (collectively, the “Seller Parties”) do, for good and valuable consideration, hereby release and forever waive and discharge the Buyer and each and all of the Buyer’s present and former officers, employees, directors, managers, principals, affiliates and agents and their respective heirs, executors, successors and assigns from any and all claims, demands, suits, causes of action, liabilities, losses, damages, penalties, costs and expenses (including legal fees and expenses of counsel) of whatever nature or sources, whether arising by statute, in law or in equity, known or unknown, from the beginning of the world to the date hereof related in any way, directly or indirectly, out of or in connection with the repurchase facility previously in place and evidenced by the Master Repurchase Agreement.
     The parties intend that this Termination shall be effective as a full and final accord, satisfaction and release of all of the Seller Parties’ claims being released by this Termination (collectively, the “Claims”). Therefore, the release of the Claims shall extend to any and all Claims, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, legal or equitable, and each of the Seller Parties expressly waives and relinquishes any and all rights that any of them may have under New York law.

     SECTION 5.      Successors and Assigns. This Termination is binding upon each undersigned and its successors and assigns.
     SECTION 6.      GOVERNING LAW. THIS TERMINATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
     SECTION 7.      Counterparts. This Termination may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

               IN WITNESS WHEREOF, the parties hereto have caused this Termination to be executed and delivered by their duly authorized officers as of the day and year first above written.

BUYER: AUTOBAHN FUNDING COMPANY LLC
By:	DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as its
attorney-in-fact

By:	/s/ Sandeep Srinath
	Name:	Sandeep Srinath
	Title:	Vice President

By:	/s/ Patrick F. Preece
	Name:	Patrick F. Preece
	Title:	Senior Vice President

BUYER: DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK
By:	/s/ Sandeep Srinath
	Name:	Sandeep Srinath
	Title:	Vice President

By:	/s/ Patrick F. Preece
	Name:	Patrick F. Preece
	Title:	Senior Vice President

SELLER: HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
By:	/s/ John A. Burchett
	Name:	John A. Burchett
	Title:	Chief Executive Officer

By:	/s/ Irma N. Tavares
	Name:	Irma N. Tavares
	Title:	Chief Operating Officer

SELLER: HDMF-I, LLC
By:	/s/ John A. Burchett
	Name:	John A. Burchett
	Title:	Chief Executive Officer of Managing Member

By:	/s/ Irma N. Tavares
	Name:	Irma N. Tavares
	Title:	Chief Operating Officer of Managing Member

SELLER: HDMF-II, LLC
By:	/s/ John A. Burchett
	Name:	John A. Burchett
	Title:	Chief Executive Officer of Managing Member

By:	/s/ Irma N. Tavares
	Name:	Irma N. Tavares
	Title:	Chief Operating Officer of Managing Member

SELLER: HDMF-II REALTY CORP.
By:	/s/ John A. Burchett
	Name:	John A. Burchett
	Title:	Chief Executive Officer

By:	/s/ Irma N. Tavares
	Name:	Irma N. Tavares
	Title:	Chief Operating Officer

CUSTODIAN: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Toby Robillard
	Name:	Toby Robillard
	Title:	Vice President